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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                   April 16, 1998


       WESTWOOD HOMESTEAD FINANCIAL CORPORATION
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(Exact name of registrant as specified in its charter)


Indiana                           0-21385        31-1463057
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(State or other jurisdiction  (Commission    (I.R.S. employer
of incorporation)             file number)   identification no.)



3002 Harrison Avenue, Cincinnati, Ohio       45211-5789
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(Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code:(513)661-5735


                            Not Applicable
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(Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS
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     On April 15, 1998, the Registrant announced that it was
commencing an open-market stock repurchase program to purchase up to 284,337 shares of the Registrant's common stock, which represents approximately 10% of the shares outstanding. For further information, reference is made to the Registrant's press release dated April 15, 1998, which is attached hereto as
Exhibit 99, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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     The following is a list of exhibits filed with this
Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

Exhibit No.        Description
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   99              Press Release


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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            WESTWOOD HOMESTEAD FINANCIAL
                            CORPORATION



Date: April 16, 1998        By: /s/ Michael P. Brennan
                                -----------------------------
                                Michael P. Brennan
                                President

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